Exhibit 10.4
AMENDMENT NO. 2 TO THIRD AMENDED AND RESTATED CREDIT AND GUARANTY AGREEMENT
AMENDMENT NO. 2 TO Third AMENDED AND RESTATED CREDIT AND GUARANTY AGREEMENT, dated as of September 10, 2012 (this "Amendment No. 2"), by and among VALEANT PHARMACEUTICALS INTERNATIONAL, Inc., a corporation continued under the federal laws of Canada ("Borrower"), the Guarantors, Goldman Sachs Lending Partners LLC, as Administrative Agent ("Administrative Agent") and Collateral Agent under the Credit Agreement (as defined below), and the Requisite Lenders.
W I T N E S S E T H:
WHEREAS, the Borrower, the Administrative Agent, the Guarantors party thereto from time to time and each lender from time to time party thereto (the "Lenders") have entered into a Third Amended and Restated Credit and Guaranty Agreement, dated as of February 13, 2012, as amended by Amendment No. 1, dated as of March 6, 2012, as further amended by the Joinder Agreement, dated as of June 14, 2012 and by the Joinder Agreement, dated as of July 9, 2012 (as the same may be further amended, restated, amended and restated, supplemented or otherwise modified from time to time, the "Credit Agreement") (capitalized terms not otherwise defined in this Amendment No. 2 have the same meanings as specified in the Credit Agreement);
WHEREAS, on the date hereof, the Borrower, the Administrative Agent and the Requisite Lenders desire to amend the Credit Agreement as described in this Amendment No. 2;
WHEREAS, pursuant to Section 10.5 of the Credit Agreement, the consent of the Requisite Lenders is required for the effectiveness of this Amendment No. 2; and
WHEREAS, the Administrative Agent, the Collateral Agent, the Borrower, the Guarantors and the other Lenders signatory hereto are willing to so agree, subject to the conditions set forth herein.
NOW, THEREFORE, in consideration of these premises and for other good and valuable consideration, the sufficiency and receipt of all of which is hereby acknowledged, the parties hereto hereby agree as follows:
SECTION 1.    Amendment.
Effective on the Amendment No. 2 Effective Date (as defined in Section 2 below) and subject to the satisfaction of the terms and conditions set forth herein:
(a)    The following defined terms shall be added to Section 1.1 of the Credit Agreement in the appropriate alphabetical order:
(i)    "Additional Escrow Amount" shall mean an amount equal to (a) all interest that could accrue on the New Senior Notes from and including the date of issuance thereof to and including the Termination Date and (b) all fees and expenses that are incurred in connection with the issuance of the New Senior Notes and all fees, expenses or other amounts payable in connection with the New Senior Notes Redemption.
(ii)    "Eligible Escrow Investments" shall mean (x)(1) securities issued or directly and fully guaranteed or insured by the U.S. government or any agency or instrumentality thereof (provided, that the full faith and credit of the U.S. is pledged in support thereof) having repricings or maturities of not more than one year from the date of acquisition; (2) certificates of deposit and time deposits with maturities of one year or less from the date of acquisition, bankers' acceptances with maturities not exceeding one year and overnight bank deposits, in each case, with any United States commercial bank having capital and surplus in excess of $500.0 million and a Thomson Bank Watch Rating of "B" or better; (3) repurchase obligations with a term of not more than 14 days for underlying securities of the types described in clauses (1) and (2) above entered into and (y) money market funds that invest solely in investments of the kinds described in clauses (1) through (3) of subclause (x) above.
(iii)    "Escrow Account" shall mean a deposit or securities account at a financial institution (such institution, the "Escrow Agent") into which the Escrowed Funds are deposited.
(iv)    "Escrow Agent" shall have the meaning given to such term in the definition of the term "Escrow Account."
(v)    "Escrowed Funds" shall mean an amount, in cash or Eligible Escrow Investments, not to exceed the sum of (a) the issue price of the New Senior Notes, plus (b) the Additional Escrow Amount, plus (c) so long as they are retained in the Escrow Account, any income, proceeds or products of the foregoing.
(vi)    "Escrow Issuer" shall mean a newly-formed, wholly-owned subsidiary of Borrower, which, prior to the consummation of the Medicis Acquisition, shall have no operations, assets or activities, other than the entering into of the New Senior Notes Documents, the issuance of the New Senior Notes, and activities incidental thereto, including the deposit of the Escrow Funds in the Escrow Account.
(vii)    "Medicis Acquisition" shall mean the acquisition of Medicis Pharmaceutical Corporation pursuant to the Medicis Acquisition Agreement.
(viii)    "Medicis Acquisition Agreement" shall mean the Agreement and Plan of Merger (together with all exhibits and schedules thereto, as the same may be amended, restated, amended and restated, supplemented or otherwise modified from time to time, collectively, the "Medicis Acquisition Agreement"), dated as of September 2, 2012, among the Borrower, VPI, one of Borrower's other wholly owned U.S. domiciled subsidiaries and Medicis Pharmaceutical Corporation.
(ix)    "Medicis Transactions" shall mean collectively, (a) the Medicis Acquisition and other related transactions contemplated by the Medicis Acquisition Agreement; (b) the incurrence of new Term Loans hereunder pursuant to a Joinder Agreement in accordance with Section 2.25 to be entered into after the Amendment No. 2 Effective Date; (c) the issuance of the New Senior Notes; and (d) the payment of all fees and expenses owing in connection with the foregoing.
(x)    "New Senior Notes" shall mean debt securities issued after the Amendment No. 2 Effective Date of the Escrow Issuer to finance a portion of the Medicis Transactions; provided that the net proceeds of such debt securities are deposited into the Escrow Account upon the issuance thereof.
(xi)    "New Senior Notes Documents" shall mean the New Senior Notes Indenture, the New Senior Notes Escrow Documents and any other documents entered into by the Borrower, VPI and/or Escrow Issuer in connection with the New Senior Notes; provided that such documents shall require that (a) if the Medicis Acquisition shall not be consummated on or before the Termination Date, the New Senior Notes shall be redeemed in full (the "New Senior Notes Redemption") no later than the third Business Day after the Termination Date and (b) the Escrowed Funds shall be released from the Escrow Account before the Termination Date or within three Business Days after the Termination Date (A) upon the consummation of the Medicis Transactions and applied to finance a portion of the Medicis Acquisition or (B) to effectuate the New Senior Notes Redemption.
(xii)    "New Senior Notes Escrow Documents" shall mean the agreement(s) governing the Escrow Account and any other documents entered into in order to provide the Escrow Agent (or its designee) a Lien on the Escrowed Funds.
(xiii)    "New Senior Notes Indenture" shall mean the indenture pursuant to which the New Senior Notes shall be issued.
(xiv)    "New Senior Notes Redemption" shall have the meaning given to such term in the definition of the term New Senior Notes Documents.
(xv)    "Permitted Majority Investments" shall have the meaning given to such term in Section 6.6(o).
(xvi)    "Termination Date" shall mean June 3, 2013.
(b)    The definition of "Collateral" set forth in Section 1.1 of the Credit Agreement shall be amended and restated in its entirety as follows:
"Collateral" means, collectively, all of the real, personal and mixed property (including Equity Interests) in which Liens are purported to be granted pursuant to the Collateral Documents as security for the Obligations; provided that the Collateral shall not include the Escrowed Funds, the Escrow Account or any of the New Senior Notes Documents.
(c)    The definition of "Consolidated Net Income" set forth in Section 1.1 of the Credit Agreement shall be amended by inserting the following at the end thereof immediately prior to the period:
"; provided, further, that, without duplication of any amounts that may be eligible to be included in clause (a) of the first proviso, the net income of a Permitted Majority Investment for such period shall be included in the calculation of Consolidated Net Income in proportion to Borrower and its Subsidiaries' Equity Interests in such Permitted Majority Investment"
(d)    The definition of "Pro Forma Basis" set forth in Section 1.1 of the Credit Agreement shall be amended by inserting the following at the end thereof:

"Notwithstanding the foregoing, for all purposes under this Agreement, the amount of cost savings or synergies related to any Permitted Majority Investment that may be included for the purposes of calculating the covenants contained in Sections 6.1 and 6.7 or for purposes of determining the Interest Coverage Ratio, Leverage Ratio or Secured Leverage Ratio shall not exceed the portion of the cost savings or synergies related to the Permitted Majority Investment equal to the percentage of the capital stock of such Permitted Majority Investment owned by the Borrower or any of its Subsidiaries."
(e)    A new Section 1.7 shall be added to the Credit Agreement as follows:
1.7    Medicis Transactions. Notwithstanding anything to the contrary in any Credit Document, nothing contained in any Credit Document shall prevent (a) the granting or existence of any Liens on the Escrow Account, the Escrowed Funds or any New Senior Notes Documents or pursuant to any New Senior Notes Escrow Documents, in each case, in favor of the Escrow Agent or the trustee under the New Senior Notes Indenture (or their designees), (b) the making of any Restricted Junior Payment in connection with the consummation of the Medicis Acquisition and the other Medicis Transactions, (c) the holding of the Escrowed Funds in the Escrow Account or (d) any other transaction contemplated by the New Senior Notes Documents (it being understood, for the avoidance of doubt, that any such granting of Liens, making of Restricted Junior Payments and other transactions shall be deemed made exclusively in reliance upon this Section 1.7 and not any other exception or basket under any other provision of any Credit Document). In addition, prior to the consummation of the Medicis Acquisition, Escrow Issuer shall not be deemed a Subsidiary for purposes of this Agreement or any other Credit Document, and, for the avoidance of doubt, shall not be subject to the (i) requirements of Section 5 (including, for the avoidance of doubt, Section 5.10) or Section 6 hereof, (ii) representations and warranties in Section 4 hereof or (iii) Events of Default in Section 8 hereof. The Lenders, the Issuing Bank and their respective Affiliates hereby agree that none of the Administrative Agent, the Collateral Agent or any Affiliate thereof shall have any liability or obligation to the Lenders, in their capacities as such, with respect to any transactions contemplated by the New Senior Notes Documents.
(f)    Section 2.14(c) of the Credit Agreement shall be amended and restated as follows:
"(c)    Issuance of Equity Securities. No later than three Business Days following the date of receipt by Borrower or any of its Subsidiaries of any Cash proceeds from a capital contribution to, or the issuance of any Equity Interests of, Borrower or any of its Subsidiaries (other than (i) pursuant to any employee stock or stock option compensation plan or any employment agreement, (ii) the receipt of a capital contribution from, or the issuance of Equity Interests to, Borrower or any of its Subsidiaries, (iii) the issuance of directors' qualifying shares or of other nominal amounts of other Equity Interests that are required to be held by specified Persons under Applicable Law and (iv) in connection with a Permitted Majority Investment,), Borrower shall prepay the Loans as set forth in Section 2.15(b) in an aggregate amount equal to 50% of such proceeds, in each case, net of underwriting discounts and commissions and other reasonable costs and expenses associated therewith, including reasonable legal fees and expenses; provided that if, as of the end of the most recent four consecutive Fiscal Quarter period (determined for any such period by reference to the Compliance Certificate delivered pursuant to Section 5.1(c) calculating the Leverage Ratio as of the last day of such four consecutive Fiscal Quarter period), the Leverage Ratio determined on a Pro Forma Basis shall be 3.25:1.00 or less, Borrower shall only be required to make prepayments otherwise required hereby in an amount equal to 25% of such proceeds."
(g)    Section 2.25 of the Credit Agreement shall be amended as follows:
(i)    The second paragraph of Section 2.25 of the Credit Agreement shall be amended and restated as follows:
"Such New Revolving Loan Commitments or New Term Loan Commitments shall become effective, as of such Increased Amount Date; provided that (1) no Default or Event of Default shall exist on such Increased Amount Date before or after giving effect to such New Revolving Loan Commitments or New Term Loan Commitments; (2) both before and after giving effect to the making of any Series of New Term Loans, each of the conditions set forth in Section 3.3 shall be satisfied; provided that, solely with respect to the effectiveness of New Term Loans incurred to finance the Medicis Acquisition, the Borrower shall not be required to satisfy the conditions set forth in clause (iii) or (iv) of such Section 3.3; (3) Borrower and its Subsidiaries shall be in compliance, on a Pro Forma Basis after giving effect to such New Term Loans and the application of the proceeds thereof, with each of the covenants set forth in Section 6.7 as of the last day of the most recently ended Fiscal Quarter after giving effect to such New Revolving Loan Commitments or New Term Loan Commitments; (4) the New Revolving Loan Commitments or New Term Loan Commitments, as applicable, shall be effected pursuant to one or more Joinder Agreements executed and delivered by the applicable New Revolving Loan Lender or New Term Loan Lender, as the case may be, Borrower and Administrative Agent (it being understood that the only representations and warranties that shall be certified in the Joinder Agreement with respect to New Term Loans incurred to finance the Medicis Acquisition shall be those representations and warranties set forth in the seventh paragraph of this Section 2.25), and each of which shall be recorded in the Register and shall be subject to the requirements set forth in Section 2.20(d); (5) Borrower shall make any payments required pursuant to Section 2.18(c) in connection with the New Revolving Loan Commitments or New Term Loan Commitments, as applicable; (6) Borrower shall deliver or cause to be delivered any legal opinions or other documents reasonably requested by Administrative Agent in connection with any such transaction. Any New Term Loans made on an Increased Amount Date shall be designated a separate series (a "Series") of New Term Loans for all purposes of this Agreement and (7) Borrower and its Subsidiaries shall be in compliance, on a Pro Forma Basis, with a Leverage Ratio as of the Increased Amount Date (assuming in the case of any New Revolving Commitments, that the full amount of all outstanding Revolving Commitments, including New Revolving Commitments, are borrowed on such date), of 5.25 to

1.00; provided that, the effectiveness of New Term Loans incurred to finance the Medicis Acquisition shall not be subject to Borrower's compliance with clauses (1), (3) or (7) of the foregoing proviso."
(ii)    A new paragraph shall be added to Section 2.25 of the Credit Agreement after the sixth paragraph thereof as follows:
"Except as expressly set forth in this Section 2.25, New Term Loans incurred to finance the Medicis Acquisition shall be entered into in accordance with this Section 2.25 and shall be subject to the terms and conditions hereof; provided that as of the date of establishment of such New Term Loans, Borrower shall not be required to comply with the Secured Leverage Ratio set forth in the first paragraph of this Section 2.25; provided that, as of such date, the representations and warranties set forth in Section 4.1(a) (solely with respect to due organization) 4.1(b) (solely with respect to the Joinder Agreement to be entered into with respect to such New Term Loans), 4.3 (solely with respect to the Joinder Agreement to be entered into with respect to such New Term Loans), 4.4(a)(ii) (solely with respect to the Joinder Agreement to be entered into with respect to such New Term Loans), 4.6 (solely with respect to the Joinder Agreement to be entered into with respect to such New Term Loans), 4.15 (solely with respect to regulation under the Investment Company Act of 1940), 4.16 (solely with respect to the Joinder Agreement to be entered into with respect to such New Term Loans) and 4.23 (solely with respect to the PATRIOT Act), in each case, shall be true and correct in all material respects on and as of such date to the same extent as though made on and as of that date, except to the extent such representations and warranties specifically relate to an earlier date, in which case such representations and warranties shall have been true and correct in all material respects on and as of such earlier date; provided that, in each case, such materiality qualifier shall not be applicable to any representations and warranties that already are qualified or modified by materiality in the text thereof."
(h)    Clause (b) of Section 6.3 of the Credit Agreement shall be amended and restated as follows:
"(b) restrictions by reason of customary provisions restricting assignments, subletting or other transfers contained in leases, licenses, agreements in connection with a Permitted Majority Investment, Joint Venture agreements and similar agreements entered into in the ordinary course of business (provided that such restrictions are limited to the property or assets secured by such Liens or the property or assets subject to such Liens or the property or assets subject to such leases, licenses, agreements in connection with a Permitted Majority Investment, Joint Venture agreements and similar agreements, as the case may be)"
(i)    Section 6.6 of the Credit Agreement shall be amended by, (x) deleting the word "and" at the end of subclause (m) thereof, (y) deleting the period at the end of subclause (n) thereof and replacing it with "; and" and (z) adding the following at the end thereof:
(o)    Investments in the capital stock of non-wholly owned Subsidiaries in jurisdictions where Applicable Law does not permit Borrower to own 100% of the capital stock of such Subsidiary; provided that, Borrower or one or more of its wholly owned Subsidiaries owns more than 50% of such capital stock and the aggregate amount of Investments made pursuant to this subclause (o) shall not exceed $150,000,000 per annum (with unused amounts in any calendar year permitted to be carried over to the next succeeding calendar year, but not to any subsequent year, and the amount permitted pursuant to this subclause (o) being used prior to the use of any unused amount carried over from the previous year) (all such Investments pursuant to this subclause (o) "Permitted Majority Investments").
SECTION 2.    Representations and Warranties. By its execution of this Amendment No. 2, each Credit Party hereby represents and warrants to the Agents and the Lenders that:
(a)    this Amendment No. 2 has been duly authorized, executed and delivered by it and constitutes a legal, valid and binding obligation of each Credit Party hereto, enforceable against such Credit Party in accordance with its terms, except as such enforceability may be limited by bankruptcy, insolvency, reorganization, receivership, moratorium or other Laws affecting creditors' rights generally and by general principles of equity;
(b)    the execution, delivery and performance by Credit Parties of this Amendment No. 2 and the other Credit Documents to which they are parties and the consummation of the transactions contemplated by this Amendment No. 2 and the other Credit Documents do not and will not (i) violate (A) any provision of any Applicable Law, (B) any of the Organizational Documents of Borrower or any of its Subsidiaries, or (C) any order, judgment or decree of any court or other agency of government binding on Borrower or any of its Subsidiaries, except with respect to clauses (A) and (C) to the extent that such violation could not reasonably be expected to have a Material Adverse Effect; (ii) conflict with, result in a breach of or constitute (with due notice or lapse of time or both) a default under any Contractual Obligation of Borrower or any of its Subsidiaries, except to the extent that such conflict, breach or default could not reasonably be expected to have a Material Adverse Effect; (iii) result in or require the creation or imposition of any Lien upon any of the properties or assets of Borrower or any of its Subsidiaries (other than any Liens created under any of the Credit Documents in favor of Collateral Agent, on behalf of Secured Parties); or (iv) require any approval of stockholders, members or partners or any approval or consent of any Person under any Contractual Obligation of Borrower or any of its Subsidiaries, except for such approvals or consents which will be obtained on or before the Amendment No. 2 Effective Date and disclosed in writing to Lenders and except for any such approval or consent the failure of which to obtain could not reasonably be expected to have a Material Adverse Effect;
(c)    each of the representations and warranties contained in Article 4 of the Credit Agreement is true and correct in all material respects as of the Amendment No. 2 Effective Date, except to the extent such representations and warranties specifically relate to an earlier date, in which case such representations and warranties are true and correct in all material respects on and as of such earlier date (provided that representations and warranties that are qualified by materiality shall be true and correct in all respects); and
(d)    no Default or Event of Default exists, or will result from the execution of this Amendment No. 2 and the transactions contemplated hereby as of the Amendment No. 2 Effective Date.
SECTION 3.    Effectiveness. This Amendment No. 2 shall become effective on and as of the date (such date the "Amendment No. 2 Effective Date") on which:

(a)    this Amendment No. 2 shall have been executed and delivered by (A) the Borrower, (B) the Guarantors, (C) Lenders constituting the Requisite Lenders under Section 10.5 of the Credit Agreement and (D) the Administrative Agent;
(b)    the Administrative Agent shall have received from the Borrower reimbursement for all reasonable and invoiced out-of-pocket fees and expenses owed to the Administrative Agent in connection with this Amendment No. 2 and the transactions contemplated hereby, including the reasonable fees, charges and disbursements of counsel; and
(c)    the Administrative Agent shall have received an officers' certificate from the Borrower including a representation by a Responsible Officer that (i) no Default or Event of Default exists and is continuing on the date hereof and (ii) all representations and warranties contained in the Credit Agreement and in this Amendment No. 2 are true and correct in all material respects on and as of the date hereof, except to the extent that such representations and warranties specifically refer to an earlier date, in which case they shall be true and correct in all material respects as of such earlier date (provided that representations and warranties that are qualified by materiality shall be true and correct in all respects).
SECTION 4.    Amendment, Modification and Waiver.
This Amendment No. 2 may not be amended, modified or waived except in accordance with Section 10.5 of the Credit Agreement.
SECTION 5.    Reference to and Effect on the Credit Agreement and the Credit Documents.
On and after the Amendment No. 2 Effective Date, each reference in the Credit Agreement or any other Credit Document to "this Agreement," "hereunder," "hereof" or words of like import referring to the Credit Agreement shall mean and be a reference to the Credit Agreement, as amended by this Amendment No. 2.
SECTION 6.    Entire Agreement.
This Amendment No. 2, the Credit Agreement and the other Credit Documents constitute the entire agreement among the parties hereto with respect to the subject matter hereof and thereof and supersede all other prior agreements and understandings, both written and verbal, among the parties hereto with respect to the subject matter hereof. Except as expressly set forth herein, this Amendment No. 2 shall not by implication or otherwise limit, impair, constitute a waiver of, or otherwise affect the rights and remedies of any party under, the Credit Agreement, nor alter, modify, amend or in any way affect any of the terms, conditions, obligations, covenants or agreements contained in the Credit Agreement, all of which are ratified and affirmed in all respects and shall continue in full force and effect. It is understood and agreed that each reference in each Credit Document to the Credit Agreement, whether direct or indirect, shall hereafter be deemed to be a reference to the Credit Agreement as amended hereby and that this Amendment No. 2 is a Credit Document.
SECTION 7.    Reaffirmation.
(a)    Each Credit Party hereby expressly acknowledges the terms of this Amendment No. 2 and affirms or reaffirms, as applicable, as of the date hereof, the covenants and agreements contained in each Credit Document to which it is a party, including, in each case, such covenants and agreements as in effect immediately after giving effect to this Amendment No. 2 and the transactions contemplated hereby.
(b)    Each Credit Party, by its signature below, hereby affirms and confirms (1) its obligations under each of the Credit Documents to which it is a party, and (2) the pledge of and/or grant of a security interest in its assets as Collateral to secure such Obligations, all as provided in the Collateral Documents as originally executed, and acknowledges and agrees that such guarantee, pledge and/or grant continue in full force and effect in respect of, and to secure, such Obligations under the Credit Agreement and the other Credit Documents.
SECTION 8.    Governing Law and Waiver of Jury Trial.
THIS AMENDMENT NO. 2 AND THE RIGHTS AND OBLIGATIONS OF THE PARTIES HEREUNDER SHALL BE GOVERNED BY, AND SHALL BE CONSTRUED AND ENFORCED IN ACCORDANCE WITH, THE LAW OF THE STATE OF NEW YORK. SECTIONS 10.15 and 10.16 OF THE CREDIT AGREEMENT ARE HEREBY INCORPORATED BY REFERENCE INTO THIS AMENDMENT NO. 2 AND SHALL APPLY HERETO.
SECTION 9.    Severability.
In case any provision in or obligation hereunder shall be invalid, illegal or unenforceable in any jurisdiction, the validity, legality and enforceability of the remaining provisions or obligations, or of such provision or obligation in any other jurisdiction, shall not in any way be affected or impaired thereby.
SECTION 10.    Counterparts.
This Amendment No. 2 may be executed in any number of counterparts, each of which when so executed and delivered shall be deemed an original but all such counterparts together shall constitute but one and the same instrument. Delivery of an executed counterpart to this Amendment No. 2 by facsimile transmission or other electronic transmission shall be effective as delivery of a manually signed counterpart of this Amendment No. 2.
SECTION 11.    Headings.
Section headings herein are included herein for convenience of reference only and shall not constitute a part hereof for any other purpose or be given any substantive effect.
SECTION 12.    Lender Signatures.
Each Lender that signs a signature page to this Amendment shall be deemed to have approved this Amendment No. 2. Each Lender signatory to this Amendment No. 2 agrees that such Lender shall not be entitled to receive a copy of any other Lender's signature page to this Amendment No. 2, but agrees that a copy of such signature page may be delivered to the Borrower and the Administrative Agent.
[Remainder of page intentionally left blank]

IN WITNESS WHEREOF, each of the undersigned has caused its duly authorized officer to execute and deliver this Amendment No. 2 as of the date first written above.
VALEANT PHARMACEUTICALS
INTERNATIONAL, INC.
as Borrower
By:        /s/ Rajiv De Silva
    Name:    Rajiv De Silva
    Title:    President & Chief Operating Officer
VALEANT PHARMACEUTICALS
INTERNATIONAL
as Guarantor
By:        /s/ Rajiv De Silva
    Name:    Rajiv De Silva
    Title:    President & Chief Operating Officer
ATON PHARMA, INC.
as Guarantor
By:        /s/ Rajiv De Silva
    Name:    Rajiv De Silva
    Title:    President & Chief Operating Officer
CORIA LABORATORIES, LTD.
as Guarantor
By:        /s/ Rajiv De Silva
    Name:    Rajiv De Silva
    Title:    President & Chief Operating Officer
DOW PHARMACEUTICAL SCIENCES, INC.
as Guarantor
By:        /s/ Rajiv De Silva
    Name:    Rajiv De Silva
    Title:    President & Chief Operating Officer

[Signature Page to Amendment No. 2 to Third Amended and Restated Credit and Guaranty Agreement]

VALEANT PHARMACEUTICALS NORTH AMERICA LLC
as Guarantor
By:        /s/ Rajiv De Silva
    Name:    Rajiv De Silva
    Title:    President
DR. LEWINN'S PRIVATE FORMULA
INTERNATIONAL, INC.
as Guarantor
By:        /s/ Rajiv De Silva
    Name:    Rajiv De Silva
    Title:    President
OCEANSIDE PHARMACEUTICALS, INC.
as Guarantor
By:        /s/ Rajiv De Silva
    Name:    Rajiv De Silva
    Title:    President
PRINCETON PHARMA HOLDINGS, LLC
as Guarantor
By:        /s/ Rajiv De Silva
    Name:    Rajiv De Silva
    Title:    President
PRIVATE FORMULA CORP.
as Guarantor
By:        /s/ Rajiv De Silva
    Name:    Rajiv De Silva
    Title:    President

[Signature Page to Amendment No. 2 to Third Amended and Restated Credit and Guaranty Agreement]

RENAUD SKIN CARE LABORATORIES, INC.
as Guarantor
By:        /s/ Rajiv De Silva
    Name:    Rajiv De Silva
    Title:    President
VALEANT BIOMEDICALS, INC.
as Guarantor
By:        /s/ Rajiv De Silva
    Name:    Rajiv De Silva
    Title:    President
BIOVAIL AMERICAS CORP.
as Guarantor
By:        /s/ Rajiv De Silva
    Name:    Rajiv De Silva
    Title:    President
PRESTWICK PHARMACEUTICALS, INC.
as Guarantor
By:        /s/ Rajiv De Silva
    Name:    Rajiv De Silva
    Title:    President

[Signature Page to Amendment No. 2 to Third Amended and Restated Credit and Guaranty Agreement]

ORAPHARMA, INC.
as Guarantor
By:        /s/ Steve Sembler
    Name:    Steve Sembler
    Title:    Chief Commercial Officer
ORAPHARMA TOPCO HOLDINGS, INC.
as Guarantor
By:        /s/ Howard B. Schiller
    Name:    Howard B. Schiller
    Title:    EVP, Chief Financial Officer and Treasurer

[Signature Page to Amendment No. 2 to Third Amended and Restated Credit and Guaranty Agreement]

VALEANT HOLDINGS (BARBADOS) SRL
as Guarantor
By:        /s/ Mauricio Zavala
    Name:    Mauricio Zavala
    Title:    Manager
HYTHE PROPERTY INCORPORATED
as Guarantor
By:        /s/ Alex Matheson
    Name:    Alex Matheson
    Title:    Senior Director
VALEANT PHARMACEUTICALS HOLDINGS (BARBADOS) SRL
as Guarantor
By:        /s/ Mauricio Zavala
    Name:    Mauricio Zavala
    Title:    Assistant Secretary

[Signature Page to Amendment No. 2 to Third Amended and Restated Credit and Guaranty Agreement]

VALEANT INTERNATIONAL BERMUDA
as Guarantor
By:        /s/ Peter J. McCurdy
    Name:    Peter J. McCurdy
    Title:    President and Assistant Secretary
VALEANT PHARMACEUTICALS HOLDINGS BERMUDA
as Guarantor
By:        /s/ Peter J. McCurdy
    Name:    Peter J. McCurdy
    Title:    President and Assistant Secretary
VALEANT PHARMACEUTICALS NOMINEE BERMUDA
as Guarantor
By:        /s/ Peter J. McCurdy
    Name:    Peter J. McCurdy
    Title:    President and Assistant Secretary

[Signature Page to Amendment No. 2 to Third Amended and Restated Credit and Guaranty Agreement]

VALEANT CANADA GP LIMITED
as Guarantor
By:        /s/ Robert R. Chai-Onn
    Name:    Robert R. Chai-Onn
    Title:    Vice President
VALEANT CANADA LP by its sole general partner, VALEANT CANADA GP LIMITED as Guarantor
By:        /s/ Robert R. Chai-Onn
    Name:    Robert R. Chai-Onn
    Title:    Director
V-BAC HOLDING CORP.
as Guarantor
By:        /s/ Robert R. Chai-Onn
    Name:    Robert R. Chai-Onn
    Title:    Vice President

[Signature Page to Amendment No. 2 to Third Amended and Restated Credit and Guaranty Agreement]

VALEANT PHARMACEUTICALS IRELAND
as Guarantor
By:        /s/ Graham Jackson
    Name:    Graham Jackson
    Title:    General Manager

[Signature Page to Amendment No. 2 to Third Amended and Restated Credit and Guaranty Agreement]

BIOVAIL INTERNATIONAL S.À R.L.
as Guarantor
By:        /s/ Kuy Ly Ang
    Name:    Kuy Ly Ang
    Title:    Director
VALEANT PHARMACEUTICALS
LUXEMBOURG S.À R.L.
as Guarantor
By:        /s/ Kuy Ly Ang
    Name:    Kuy Ly Ang
    Title:    Manager

[Signature Page to Amendment No. 2 to Third Amended and Restated Credit and Guaranty Agreement]

PHARMASWISS SA
as Guarantor
By:        /s/ Dr. Matthias Courvoisier
    Name:    Dr. Matthias Courvoisier
    Title:    Chairman of the Board

[Signature Page to Amendment No. 2 to Third Amended and Restated Credit and Guaranty Agreement]

Signed by
Valeant Holdco 2 Pty Ltd (ACN 154 341 367)
as Guarantor
in accordance with section 127 of the Corporations Act 2001 by two directors:

/s/ Robert Chai-Onn	/s/ Rajiv De Silva
Signature of director	Signature of director

Robert Chai-Onn	Rajiv De Silva
Name of director (please print)	Name of director (please print)

Signed by
Wirra Holdings Pty Limited (ACN 122 216 577)
as Guarantor
in accordance with section 127 of the Corporations Act 2001 by two directors:

/s/ Robert Chai-Onn	/s/ Howard B. Schiller
Signature of director	Signature of director

Robert Chai-Onn	Howard B. Schiller
Name of director (please print)	Name of director (please print)

Signed by
Wirra Operations Pty Limited (ACN 122 250 088)
as Guarantor
in accordance with section 127 of the Corporations Act 2001 by two directors:

/s/ Robert Chai-Onn	/s/ Howard B. Schiller
Signature of director	Signature of director

Robert Chai-Onn	Howard B. Schiller
Name of director (please print)	Name of director (please print)

[Signature Page to Amendment No. 2 to Third Amended and Restated Credit and Guaranty Agreement]

Signed by
iNova Pharmaceuticals (Australia) Pty Limited (ACN 000 222 408)
as Guarantor
in accordance with section 127 of the Corporations Act 2001 by two directors:

/s/ Robert Chai-Onn	/s/ Howard B. Schiller
Signature of director	Signature of director

Robert Chai-Onn	Howard B. Schiller
Name of director (please print)	Name of director (please print)

Signed by
iNova Sub Pty Limited (ACN 134 398 815)
as Guarantor
in accordance with section 127 of the Corporations Act 2001 by two directors:

/s/ Robert Chai-Onn	/s/ Howard B. Schiller
Signature of director	Signature of director

Robert Chai-Onn	Howard B. Schiller
Name of director (please print)	Name of director (please print)

Signed by
Wirra IP Pty Limited (ACN 122 536 350)
as Guarantor
in accordance with section 127 of the Corporations Act 2001 by two directors:

/s/ Robert Chai-Onn	/s/ Howard B. Schiller
Signature of director	Signature of director

Robert Chai-Onn	Howard B. Schiller
Name of director (please print)	Name of director (please print)

[Signature Page to Amendment No. 2 to Third Amended and Restated Credit and Guaranty Agreement]

[Signature Page to Amendment No. 2 to Third Amended and Restated Credit and Guaranty Agreement]

GOLDMAN SACHS LENDING PARTNERS LLC, individually as Administrative Agent and Collateral Agent
By:        /s/ Elizabeth Fischer
    Name:    Elizabeth Fischer
    Title:    Authorized Signatory

[Signature Page to Amendment No. 2 to Third Amended and Restated Credit and Guaranty Agreement]

AGF FLOATING RATE INCOME FUND,
as a Lender
By:    Eaton Vance Management as Portfolio Manager
By:        /s/ Michael Botthof
    Name:    Michael Botthof
    Title:    Vice President
LANDMARK IX CDO LTD,
as a Lender
By:    Aladdin Capital Management LLC, as lender
By:        /s/ Thomas E. Bancroft
    Name:    Thomas E. Bancroft
    Title:    Portfolio Manager
LANDMARK VII CDO LTD,
as a Lender
By:    Aladdin Capital Management LLC, as lender
By:        /s/ Thomas E. Bancroft
    Name:    Thomas E. Bancroft
    Title:    Portfolio Manager
WESTWOOD CDO I LTD,
as a Lender
By:    Alcentra NY, LLC, as investment advisor
By:        /s/ Frank Longobardi
    Name:    Frank Longobardi
    Title:    Senior Vice President

[Signature Page to Amendment No. 2 to Third Amended and Restated Credit and Guaranty Agreement]

PACIFICA CDO VI LTD,
as a Lender
By:    Alcentra NY, LLC, as investment advisor
By:        /s/ Frank Longobardi
    Name:    Frank Longobardi
    Title:    Senior Vice President
WESTWOOD CDO II LTD,
as a Lender
By:    Alcentra NY, LLC, as investment advisor
By:        /s/ Frank Longobardi
    Name:    Frank Longobardi
    Title:    Senior Vice President
VERITAS CLO II, LTD,
as a Lender
By:    Alcentra NY, LLC, as investment advisor
By:        /s/ Frank Longobardi
    Name:    Frank Longobardi
    Title:    Senior Vice President
PACIFICA CDO V LTD,
as a Lender
By:    Alcentra NY, LLC, as investment advisor
By:        /s/ Frank Longobardi
    Name:    Frank Longobardi
    Title:    Senior Vice President

[Signature Page to Amendment No. 2 to Third Amended and Restated Credit and Guaranty Agreement]

PROSPERO CLO II B.V.,
as a Lender
By:    Alcentra NY, LLC, as investment advisor
By:        /s/ Frank Longobardi
    Name:    Frank Longobardi
    Title:    Senior Vice President
AIB DEBT MANAGEMENT, LIMITED,
as a Lender
By:        /s/ Joseph Augustini
    Name:    Joseph Augustini
    Title:    Senior Vice President
By:        /s/ Kevin Rooney
    Name:    Kevin Rooney
    Title:    Vice President
AMMC CLO IX, LIMITED,
as a Lender

By:	American Money Management Corp., as Collateral Manager
By:        /s/ Chester M. Eng
    Name:    Chester M. Eng
    Title:    Senior Vice President
AMMC CLO III, LIMITED,
as a Lender

By:	American Money Management Corp., as Collateral Manager
By:        /s/ Chester M. Eng
    Name:    Chester M. Eng
    Title:    Senior Vice President

[Signature Page to Amendment No. 2 to Third Amended and Restated Credit and Guaranty Agreement]

AMMC CLO V, LIMITED,
as a Lender

By:	American Money Management Corp., as Collateral Manager
By:        /s/ Chester M. Eng
    Name:    Chester M. Eng
    Title:    Senior Vice President
AMMC CLO IV, LIMITED,
as a Lender

By:	American Money Management Corp., as Collateral Manager
By:        /s/ Chester M. Eng
    Name:    Chester M. Eng
    Title:    Senior Vice President
AMMC CLO VI, LIMITED,
as a Lender

By:	American Money Management Corp., as Collateral Manager
By:        /s/ Chester M. Eng
    Name:    Chester M. Eng
    Title:    Senior Vice President
AMMC CLO XI, LIMITED,
as a Lender

By:	American Money Management Corp., as Collateral Manager
By:        /s/ Chester M. Eng
    Name:    Chester M. Eng
    Title:    Senior Vice President

[Signature Page to Amendment No. 2 to Third Amended and Restated Credit and Guaranty Agreement]

AMMC CLO VII, LIMITED,
as a Lender

By:	American Money Management Corp., as Collateral Manager
By:        /s/ Chester M. Eng
    Name:    Chester M. Eng
    Title:    Senior Vice President
ALM VII, LTD.,
as a Lender

By:	Apollo Credit Management (CLO), LLC, as Collateral Manager
By:        /s/ Joe Moroney
    Name:    Joe Moroney
    Title:    Vice President
LSR LOAN FUNDING LLC,
as a Lender

By:	Citibank N.A.
By:        /s/ Tina Tran
    Name:    Tina Tran
    Title:    Associate Director
ALM LOAN FUNDING 2010-1, LTD.,
as a Lender

By:	Apollo Credit Management, LLC, its collateral manager
By:        /s/ Joe Moroney
    Name:    Joe Moroney
    Title:    Vice President

[Signature Page to Amendment No. 2 to Third Amended and Restated Credit and Guaranty Agreement]

ALM LOAN FUNDING 2010-3, LTD.,
as a Lender

By:	Apollo Credit Management, LLC, its collateral manager
By:        /s/ Joe Moroney
    Name:    Joe Moroney
    Title:    Vice President
DOUBLE HAUL TRADING, LLC,
as a Lender

By:	SunTrust Bank, its Manager
By:        /s/ Douglas Weltz
    Name:    Douglas Weltz
    Title:    Director
LeverageSource V S.A.R.L,
as a Lender
By:        /s/ Laurent Ricci
    Name:    Laurent Ricci
    Title:    Class B Manager
By:        /s/ Joe Moroney
    Name:    Joe Moroney
    Title:    Class A Manager
ALM VI, Ltd.,
as a Lender
By: Apollo Credit Management (CLO), LLC, as Collateral Manager
By:        /s/ Joe Moroney
    Name:    Joe Moroney
    Title:    Vice President

[Signature Page to Amendment No. 2 to Third Amended and Restated Credit and Guaranty Agreement]

ARES ENHANCED LOAN INVESTMENT STRATEGY III, LTD., as a Lender
ARES ENHANCED LOAN INVESTMENT STRATEGY III, LTD.

BY:	ARES ENHANCED LOAN MANAGEMENT III, L.P., ITS PORTFOLIO MANAGER

BY:	ARES ENHANCED LOAN III, GP, ITS GENERAL PARTNER
By:        /s/ John Eanes
Name:        John Eanes
Title:        Vice President

ARES XXII CLO , LTD., as a Lender
ARES XXII CLO LTD.

BY:	ARES CLO MANAGEMENT XXII, L.P., ITS ASSET MANAGER

BY:	ARES CLO GP XXII, LLC, ITS GENERAL PARTNER

By:        /s/ John Eanes
Name:        John Eanes
Title:        Vice President

WELLPOINT, INC., as a Lender
WELLPOINT, INC.

BY:	ARES WLP MANAGEMENT L.P., ITS INVESTMENT MANAGER

BY:	ARES WLP MANAGEMENT GP, LLC, ITS GENERAL PARTNER

By:        /s/ John Eanes
Name:        John Eanes
Title:        Vice President

[Signature Page to Amendment No. 2 to Third Amended and Restated Credit and Guaranty Agreement]

ARES SENIOR LOAN TRUST., as a Lender
ARES SENIOR LOAN TRUST

BY:	ARES SENIOR LOAN TRUST MANAGEMENT L.P., ITS INVESTMENT MANAGER

BY:	ARES SENIOR LOAN TRUST MANAGEMENT LLC, ITS GENERAL PARTNER

By:        /s/ John Eanes
Name:        John Eanes
Title:        Vice President

FUTURE FUND BOARD OF GUARDIANS., as a Lender
FUTURE FUND BOARD OF GUARDIANS

BY:	ARES ENHANCED LOAN INVESTMENT STRATEGY ADVISOR IV, L.P., ITS INVESTMENT MANAGER (ON BEHALF OF THE ELIS IV SUB ACCOUNT)

BY:	ARES ENHANCED LOAN INVESTMENT STRATEGY ADVISOR IV GP, LLC, ITS GENERAL PARTNER

By:        /s/ John Eanes
Name:        John Eanes
Title:        Vice President

ARES XVI CLO, LTD., as a Lender
ARES XVI CLO, LTD.

BY:	ARES CLO MANAGEMENT XVI, L.P., ITS ASSET MANAGER

BY:	ARES CLO GP XVI, LLC, ITS GENERAL PARTNER
By:        /s/ John Eanes
Name:        John Eanes
Title:        Vice President

[Signature Page to Amendment No. 2 to Third Amended and Restated Credit and Guaranty Agreement]

SEI INSTITUTIONAL MANAGED TRUST ENHANCED INCOME FUND, as a Lender
SEI INSTITUTIONAL MANAGED TRUST ENHANCED INCOME FUND

BY:	ARES MANAGEMENT LLC, AS PORTFOLIO MANAGER
By:        /s/ John Eanes
Name:        John Eanes
Title:        Vice President

SEI INSTITUTIONAL INVESTMENT TRUST ENHANCED LIBOR OPPORTUNITIES FUND, as a Lender
SEI INSTITUTIONAL INVESTMENT TRUST ENHANCED LIBOR OPPORTUNITIES FUND

BY:	ARES MANAGEMENT LLC, AS PORTFOLIO MANAGER
By:        /s/ John Eanes
Name:        John Eanes
Title:        Vice President

ARES NF CLO XIV Ltd., as a Lender
ARES NF CLO XIV Ltd.

BY:	ARES NF CLO XIV Management L.P., its collateral manager

BY:	ARES NF CLO XIV Management LLC., its general partner
By:        /s/ John Eanes
Name:        John Eanes
Title:        Vice President

ARES XII CLO LTD., as a Lender
ARES XII CLO LTD.

BY:	ARES CLO MANAGEMENT XII, L.P., ITS ASSET MANAGER

BY:	ARES CLO GP XII LLC., ITS GENERAL PARTNER

By:        /s/ John Eanes
Name:        John Eanes
Title:        Vice President

[Signature Page to Amendment No. 2 to Third Amended and Restated Credit and Guaranty Agreement]

ARES XI CLO LTD., as a Lender
ARES XI CLO LTD.

BY:	ARES CLO MANAGEMENT XI, L.P., ITS ASSET MANAGER

BY:	ARES CLO GP XI LLC., ITS GENERAL PARTNER

By:        /s/ John Eanes
Name:        John Eanes
Title:        Vice President

ARES ENHANCED LOAN INVESTMENT STRATEGY IR LTD., as a Lender
ARES ENHANCED LOAN INVESTMENT STRATEGY IR LTD.

BY:	ARES ENHANCED LOAN MANAGEMENT IR L.P., ITS PORTFOLIO MANAGER

BY:	ARES ENHANCED LOAN IR GP, LLC., ITS GENERAL PARTNER
By:        /s/ John Eanes
Name:        John Eanes
Title:        Vice President

ARES INSTITUTIONAL LOAN FUND B.V., as a Lender
ARES INSTITUTIONAL LOAN FUND B.V.

BY:	ARES MANAGEMENT LIMITED, AS MANAGER
By:        /s/ John Eanes
Name:        John Eanes
Title:        Vice President
ARES IIIR/IVR CLO LTD., as a Lender
ARES IIIR/IVR CLO LTD.

BY:	ARES CLO MANAGEMENT IIIR/IVR, L.P., ITS ASSET MANAGER

BY:	ARES CLO GP IIIR/IVR, LLC, ITS GENERAL PARTNER

By:        /s/ John Eanes
Name:        John Eanes
Title:        Vice President

[Signature Page to Amendment No. 2 to Third Amended and Restated Credit and Guaranty Agreement]

BABSON CLO LTD 2005-I
BABSON CLO LTD 2006-I
BABSON CLO LTD 2007-I
BABSON CLO LTD 2011-I
BABSON CLO LTD 2012-II, each as a Lender
By: Babson Capital Management LLC, as Collateral Manager
By:        /s/ Arthur J. McMahon, Jr.
    Name:    Arthur J. McMahon, Jr.
    Title:    Managing Director
C.M. LIFE INSURANCE COMPANY
MASSACHUSETTS MUTUAL LIFE INSURANCE COMPANY
By: Babson Capital Management LLC, as Investment Adviser
By:        /s/ Arthur J. McMahon, Jr.
    Name:    Arthur J. McMahon, Jr.
    Title:    Managing Director
BABSON CAPITAL FLOATING RATE INCOME MASTER FUND, L.P.
BABSON CAPITAL GLOBAL LOANS LIMITED
By: Babson Capital Management LLC, as Investment Manager
By:        /s/ Arthur J. McMahon, Jr.
    Name:    Arthur J. McMahon, Jr.
    Title:    Managing Director
BANK OF AMERICA, N.A., as a Lender
By:        /s/ Robert LaPorte
    Name:    Robert LaPorte
    Title:    Vice President

[Signature Page to Amendment No. 2 to Third Amended and Restated Credit and Guaranty Agreement]

The Bank of East Asia, New York Branch, as a Lender
By:        /s/ James Hua
    Name:    James Hua
    Title:    SVP
By:        /s/ Kitty Sim
    Name:    Kitty Sim
    Title:    SVP
One Wall Street CLO II LTD., as a Lender
By: Alcentra NY, LLC, as investment advisor
By:        /s/ Frank Longobardi
    Name:    Frank Longobardi
    Title:    Senior Vice President
THE BANK OF NOVA SCOTIA, as a Lender
By:        /s/ James Rhee
    Name:    James Rhee
    Title:    Managing Director
By:        /s/ Christina Brennan
    Name:    Christina Brennan
    Title:    Associate
BARCLAYS BANK PLC, as a Lender
By:        /s/ Vanessa A. Kurbatskiy
    Name:    Vanessa A. Kurbatskiy
    Title:    Vice President

[Signature Page to Amendment No. 2 to Third Amended and Restated Credit and Guaranty Agreement]

INWOOD PARK CDO, LTD.
By: Blackstone Debt Advisors L.P.
as Collateral Manager
By:        /s/ Daniel H. Smith
    Name:    Daniel H. Smith
    Title:    Authorized Signatory
Nantucket CLO I Ltd
By: Fortis Investment Management USA, Inc.,
as Attorney-in-fact, as a Lender
By:        /s/ Vanessa Ritter
    Name:    Vanessa Ritter
    Title:    Vice President
Green Island CBNA Loan Funding LLC, as a Lender

By: Citibank N.A.
By:        /s/ Lynette Thompson
    Name:    Lynette Thompson
    Title:    Director
CANARAS SUMMIT CLO LTD., as a Lender

By: Canaras Capital Management, LLC As Sub-Investment Adviser
By:        /s/ Andrew Heller
    Name:    Andrew Heller
    Title:    Authorized Signatory

[Signature Page to Amendment No. 2 to Third Amended and Restated Credit and Guaranty Agreement]

Carlyle Veyron CLO, Ltd., as a Lender
By:        /s/ Linda Pace
    Name:    Linda Pace
    Title:    Managing Director
Carlyle Azure CLO, Ltd., as a Lender
By:        /s/ Linda Pace
    Name:    Linda Pace
    Title:    Managing Director
Carlyle McLaren CLO, Ltd., as a Lender
By:        /s/ Linda Pace
    Name:    Linda Pace
    Title:    Managing Director
Carlyle Daytona CLO, Ltd., as a Lender
By:        /s/ Linda Pace
    Name:    Linda Pace
    Title:    Managing Director
Carlyle Arnage CLO, Ltd., as a Lender
By:        /s/ Linda Pace
    Name:    Linda Pace
    Title:    Managing Director
Carlyle High Yield Partners VIII, Ltd., as a Lender
By:        /s/ Linda Pace
    Name:    Linda Pace
    Title:    Managing Director

[Signature Page to Amendment No. 2 to Third Amended and Restated Credit and Guaranty Agreement]

Carlyle Global Market Strategies CLO 2012-1, Ltd., as a Lender
By:        /s/ Linda Pace
    Name:    Linda Pace
    Title:    Managing Director
Carlyle Global Market Strategies CLO 2012-2, Ltd., as a Lender
By:        /s/ Linda Pace
    Name:    Linda Pace
    Title:    Managing Director
Carlyle Global Market Strategies CLO 2011-1, Ltd., as a Lender
By:        /s/ Linda Pace
    Name:    Linda Pace
    Title:    Managing Director
Mountain Capital CLO VI, Ltd., as a Lender
By:        /s/ Linda Pace
    Name:    Linda Pace
    Title:    Managing Director
Foothill CLO I, Ltd., as a Lender
By:        /s/ Glori Graziano
    Name:    Glori Graziano
    Title:    Managing Director
Carlyle High Yield Partners IX, Ltd., as a Lender
By:        /s/ Linda Pace
    Name:    Linda Pace
    Title:    Managing Director

[Signature Page to Amendment No. 2 to Third Amended and Restated Credit and Guaranty Agreement]

Carlyle High Yield Partners X, Ltd., as a Lender
By:        /s/ Linda Pace
    Name:    Linda Pace
    Title:    Managing Director
GCPH LOAN FUNDING 1, LLC, as a Lender
By: Citibank, N.A.
By:        /s/ Paul Plank
    Name:    Paul Plank
    Title:    Director
Columbia Floating Rate Fund, a series of Columbia Funds Series Trust II, as a Lender
By:        /s/ Robin C. Stancil
    Name:    Robin C. Stancil
    Title:    Assistant Vice President
Columbia Variable Portfolio – Strategic Income Fund, a series of Columbia Funds Variable Insurance Trust, as a Lender
By:        /s/ Robin C. Stancil
    Name:    Robin C. Stancil
    Title:    Authorized Signatory
Columbia Strategic Income Fund, a series of Columbia Funds Series Trust I, as a Lender
By:        /s/ Robin C. Stancil
    Name:    Robin C. Stancil
    Title:    Authorized Signatory
RiverSource Life Insurance Company, as a Lender
By:        /s/ Robin C. Stancil
    Name:    Robin C. Stancil
    Title:    Authorized Signatory

[Signature Page to Amendment No. 2 to Third Amended and Restated Credit and Guaranty Agreement]

Cent CDO 12 Limited, as a Lender

By: Columbia Management Investment Advisers, LLC As Collateral Manager
By:        /s/ Robin C. Stancil
    Name:    Robin C. Stancil
    Title:    Assistant Vice President
Cent CDO 14 Limited, as a Lender

By: Columbia Management Investment Advisers, LLC As Collateral Manager
By:        /s/ Robin C. Stancil
    Name:    Robin C. Stancil
    Title:    Assistant Vice President
Cent CDO 15 Limited, as a Lender

By: Columbia Management Investment Advisers, LLC As Collateral Manager
By:        /s/ Robin C. Stancil
    Name:    Robin C. Stancil
    Title:    Assistant Vice President
Centurion CDO 9 Limited, as a Lender

By: Columbia Management Investment Advisers, LLC As Collateral Manager
By:        /s/ Robin C. Stancil
    Name:    Robin C. Stancil
    Title:    Assistant Vice President

[Signature Page to Amendment No. 2 to Third Amended and Restated Credit and Guaranty Agreement]

Cent CDO XI Limited, as a Lender

By: Columbia Management Investment Advisers, LLC As Collateral Manager
By:        /s/ Robin C. Stancil
    Name:    Robin C. Stancil
    Title:    Assistant Vice President
CRÉDIT INDUSTRIEL ET COMMERCIAL, as a Lender
By:        /s/ Marcus Edward
    Name:    Marcus Edward
    Title:    Managing Director
By:        /s/ Anthony Rock
    Name:    Anthony Rock
    Title:    Managing Director
CREDIT SUISSE NOVA (LUX)
By: Credit Suisse Asset Management, LLC or Credit Suisse Asset Management Limited, each as Co-Investment Adviser to Credit Suisse Fund Management S.A., management company for Credit Suisse Nova (Lux), as a Lender
By:        /s/ Louis Farano
    Name:    Louis Farano
    Title:    Authorized Signatory
IHC HEALTH SERVICES, INC.

By: Credit Suisse Asset Management, LLC, as investment adviser, as a Lender
By:        /s/ Louis Farano
    Name:    Louis Farano
    Title:    Authorized Signatory

[Signature Page to Amendment No. 2 to Third Amended and Restated Credit and Guaranty Agreement]

IHC PENSION PLAN DIRECTED TRUST

By: Credit Suisse Asset Management, LLC, as investment adviser, as a Lender
By:        /s/ Louis Farano
    Name:    Louis Farano
    Title:    Authorized Signatory
AustralianSuper
By: Credit Suisse Asset Management, LLC , as sub-adviser to Bentham Asset Management Ply Ltd., in its capacity as agent of and Investment manager for AustralianSuper Ply Ltd., in its capacity as trustee of AustralianSuper, as Lender
By:        /s/ Louis Farano
    Name:    Louis Farano
    Title:    Authorized Signatory
Madison Park Funding III, Ltd.
By: Credit Suisse Asset Management, LLC, as collateral manager, as Lender
By:        /s/ Louis Farano
    Name:    Louis Farano
    Title:    Authorized Signatory
MADISON PARK FUNDING IX, LTD.
By: Credit Suisse Asset Management, LLC, as portfolio manager, as a Lender
By:        /s/ Louis Farano
    Name:    Louis Farano
    Title:    Authorized Signatory

[Signature Page to Amendment No. 2 to Third Amended and Restated Credit and Guaranty Agreement]

MADISON PARK FUNDING V, Ltd.
By: Credit Suisse Asset Management, LLC, as collateral manager, as Lender
By:        /s/ Louis Farano
    Name:    Louis Farano
    Title:    Authorized Signatory

[Signature Page to Amendment No. 2 to Third Amended and Restated Credit and Guaranty Agreement]

Bentham Wholesale Syndicated Loan Fund
By: Credit Suisse Asset Management, LLC, as Agent (Sub-advisor) to Challenger Investment Services Limited, the Responsible Entity for Bentham Wholesale Syndicated Loan Fund, as Lender
By:        /s/ Louis Farano
    Name:    Louis Farano
    Title:    Authorized Signatory
TRS HY FNDS LLC, as a Lender
By:    Deutsche Bank AG Cayman Islands Branch,
its sole member
By:    DB Services New Jersey, Inc.
By:        /s/ Dierdre Cesarió
    Name:    Dierdre Cesarió
    Title:    Assistant Vice President
By:        /s/ Edward Schaffer
    Name:    Edward Schaffer
    Title:    Vice President
DNB Bank ASA (f/k/a DnB NOR ASA), as a Lender
By:        /s/ Thomas Tangen
    Name:    Thomas Tangen
    Title:    Senior Vice President
By:        /s/ Phil Kurpiewski
    Name:    Phil Kurpiewski
    Title:    Senior Vice President

[Signature Page to Amendment No. 2 to Third Amended and Restated Credit and Guaranty Agreement]

Columbia Funds Variable Series Trust – Variable Portfolio – Eaton Vance Floating-Rate Income Fund, as a Lender
By:    Eaton Vance Management as Investment Sub-Advisor
By:        /s/ Michael Botthof
    Name:    Michael Botthof
    Title:    Vice President
Eaton Vance Institutional Senior Loan Fund, as a Lender
By:    Eaton Vance Management as Investment Sub-Advisor
By:        /s/ Michael Botthof
    Name:    Michael Botthof
    Title:    Vice President
Pacific Life Funds-PL
Floating Rate Loan Fund, as a Lender
By:    Eaton Vance Management as Investment Sub-Advisor
By:        /s/ Michael Botthof
    Name:    Michael Botthof
    Title:    Vice President
MET Investors Series Trust-Met/Eaton Vance Floating Rate Portfolio, as a Lender
By:    Eaton Vance Management as Investment Sub-Advisor
By:        /s/ Michael Botthof
    Name:    Michael Botthof
    Title:    Vice President

[Signature Page to Amendment No. 2 to Third Amended and Restated Credit and Guaranty Agreement]

Pacific Select Fund Floating Rate Loan Portfolio, as a Lender
By:    Eaton Vance Management as Investment Sub-Advisor
By:        /s/ Michael Botthof
    Name:    Michael Botthof
    Title:    Vice President
Grayson & Co, as a Lender
By:    Boston Management and Research as Investment Advisor
By:        /s/ Michael Botthof
    Name:    Michael Botthof
    Title:    Vice President
Eaton Vance Senior Income Trust, as a Lender
By:    Eaton Vance Management as Interim Investment Advisor
By:        /s/ Michael Botthof
    Name:    Michael Botthof
    Title:    Vice President
Senior Debt Portfolio, as a Lender
By:    Boston Management and Research as Investment Advisor
By:        /s/ Michael Botthof
    Name:    Michael Botthof
    Title:    Vice President
Eaton Vance VT
Floating-Rate Income Fund, as a Lender
By:    Eaton Vance Management as Investment Advisor
By:        /s/ Michael Botthof
    Name:    Michael Botthof
    Title:    Vice President

[Signature Page to Amendment No. 2 to Third Amended and Restated Credit and Guaranty Agreement]

Eaton Vance Limited
Duration Income Fund, as a Lender
By:    Eaton Vance Management as Investment Advisor
By:        /s/ Michael Botthof
    Name:    Michael Botthof
    Title:    Vice President
Eaton Vance CDO VIII, Ltd., as a Lender
By:    Eaton Vance Management as Investment Advisor
By:        /s/ Michael Botthof
    Name:    Michael Botthof
    Title:    Vice President
Eaton Vance Floating-Rate Income Trust, as a Lender
By:    Eaton Vance Management as Investment Advisor
By:        /s/ Michael Botthof
    Name:    Michael Botthof
    Title:    Vice President
Eaton Vance International (Cayman Islands) Floating –Rate Income Portfolio, as a Lender
By:    Eaton Vance Management as Investment Advisor
By:        /s/ Michael Botthof
    Name:    Michael Botthof
    Title:    Vice President
Eaton Vance CDO X PLC, as a Lender
By:    Eaton Vance Management as Investment Advisor
By:        /s/ Michael Botthof
    Name:    Michael Botthof
    Title:    Vice President

[Signature Page to Amendment No. 2 to Third Amended and Restated Credit and Guaranty Agreement]

Eaton Vance Short Duration Diversified Income Fund, as a Lender
By:    Eaton Vance Management as Investment Advisor
By:        /s/ Michael Botthof
    Name:    Michael Botthof
    Title:    Vice President
Eaton Vance CDO VII PLC, as a Lender
By:    Eaton Vance Management as Investment Advisor
By:        /s/ Michael Botthof
    Name:    Michael Botthof
    Title:    Vice President
Eaton Vance Senior Floating-Rate Trust, as a Lender
By:    Eaton Vance Management as Investment Advisor
By:        /s/ Michael Botthof
    Name:    Michael Botthof
    Title:    Vice President
Eaton Vance CDO IX Ltd., as a Lender
By:    Eaton Vance Management as Investment Advisor
By:        /s/ Michael Botthof
    Name:    Michael Botthof
    Title:    Vice President
Fidelity Advisor Series I: Fidelity Advisor Floating Rate High Income Funds, as a Lender
By:        /s/ Joseph Zambello
    Name:    Joseph Zambello
    Title:    Deputy Treasurer

[Signature Page to Amendment No. 2 to Third Amended and Restated Credit and Guaranty Agreement]

GE Capital Corporation, as a Lender
By:        /s/ Keith Bird
    Name:    Keith Bird
    Title:    Duly Authorized Signatory
GOLDMAN SACHS LENDING PARTNERS LLC, as a Lender
By:        /s/ Mark Walton
    Name:    Mark Walton
    Title:    Authorized Signatory
Greywolf CLO I, Ltd., as a Lender

By:     Greywolf Capital Management LP, its Investment Manager
By:        /s/ Robert Miller
    Name:    Robert Miller
    Title:    Authorized Signatory
Gramercy Park CLO Ltd.

By:     GSO/Blackstone Debt Funds Management LLC as Collateral Manager
By:        /s/ Daniel H. Smith
    Name:    Daniel H. Smith
    Title:    Authorized Signatory
BLACKSTONE/GSO SECURED TRUST LTD

By:     GSO/BLACKSTONE DEBT FUNDS MANAGEMENT LLC AS INVESTMENT MANAGER
By:        /s/ Daniel H. Smith
    Name:    Daniel H. Smith
    Title:    Authorized Signatory

[Signature Page to Amendment No. 2 to Third Amended and Restated Credit and Guaranty Agreement]

CHELSEA PARK CLO LTD.

By:     GSO/Blackstone Debt Funds Management LLC
As PORTFOLIO MANAGER
By:        /s/ Daniel H. Smith
    Name:    Daniel H. Smith
    Title:    Authorized Signatory
TRIBECA PARK CLO LTD.

By:     GSO/Blackstone Debt Funds Management LLC As Portfolio Manager
By:        /s/ Daniel H. Smith
    Name:    Daniel H. Smith
    Title:    Authorized Signatory
UNITED HEALTHCARE INSURANCE COMPANY.

By:     GSO Capital Advisors LLC As Manager
By:        /s/ Daniel H. Smith
    Name:    Daniel H. Smith
    Title:    Authorized Signatory
GALE FORCE 4 CLO LTD.

By:     GSO/Blackstone Debt Funds Management LLC as Collateral Servicer
By:        /s/ Daniel H. Smith
    Name:    Daniel H. Smith
    Title:    Authorized Signatory
RIVERSIDE PARK CLO LTD.

By:     GSO/Blackstone Debt Funds Management LLC as Collateral Manager
By:        /s/ Daniel H. Smith
    Name:    Daniel H. Smith
    Title:    Authorized Signatory

[Signature Page to Amendment No. 2 to Third Amended and Restated Credit and Guaranty Agreement]

COLUMBUS PARK CDO LTD.

By:     GSO/Blackstone Debt Funds Management LLC as Collateral Manager
By:        /s/ Daniel H. Smith
    Name:    Daniel H. Smith
    Title:    Authorized Signatory
Callidus Debt Partners CLO Fund VII, Ltd.

By:     GSO/Blackstone Debt Funds Management LLC as Collateral Manager
By:        /s/ Daniel H. Smith
    Name:    Daniel H. Smith
    Title:    Authorized Signatory
Callidus Debt Partners CLO Fund V, Ltd.

By:     GSO/Blackstone Debt Funds Management LLC as Collateral Manager
By:        /s/ Daniel H. Smith
    Name:    Daniel H. Smith
    Title:    Authorized Signatory
Callidus Debt Partners CLO Fund IV, Ltd.

By:     GSO/Blackstone Debt Funds Management LLC as Collateral Manager
By:        /s/ Daniel H. Smith
    Name:    Daniel H. Smith
    Title:    Authorized Signatory
Maps CLO Fund II, Ltd.

By:     GSO/Blackstone Debt Funds Management LLC as Collateral Manager
By:        /s/ Daniel H. Smith
    Name:    Daniel H. Smith
    Title:    Authorized Signatory

[Signature Page to Amendment No. 2 to Third Amended and Restated Credit and Guaranty Agreement]

SUN LIFE ASSURANCE COMPANY of CANADA (US)

By:     GSO/Blackstone Debt Funds Management LLC as Sub-Advisor
By:        /s/ Daniel H. Smith
    Name:    Daniel H. Smith
    Title:    Authorized Signatory
Gulf Stream – Compass CLO 2007, Ltd., as a Lender

By:     Gulf Stream Asset Management LLC as Collateral Manager
By:        /s/ Joe Moroney
    Name:    Joe Moroney
    Title:    Vice President
Neptune Finance CCS, LTD., as a Lender

By:     Gulf Stream Asset Management LLC as Collateral Manager
By:        /s/ Joe Moroney
    Name:    Joe Moroney
    Title:    Vice President
Gulf Stream – Rashinban CLO 2006-I, Ltd., as a Lender

By:     Gulf Stream Asset Management LLC as Collateral Manager
By:        /s/ Joe Moroney
    Name:    Joe Moroney
    Title:    Vice President
Gulf Stream – Sextant CLO 2007-1, Ltd., as a Lender

By:     Gulf Stream Asset Management LLC as Collateral Manager
By:        /s/ Joe Moroney
    Name:    Joe Moroney
    Title:    Vice President

[Signature Page to Amendment No. 2 to Third Amended and Restated Credit and Guaranty Agreement]

Neptune Finance CCS, Ltd., as a Lender

By:    Gulf Stream Asset Management LLC As Collateral Manager
By:        /s/ Joe Moroney
    Name:    Joe Moroney
    Title:    Vice President
Gulf Stream – Rashinban CLO
2006-I, Ltd., as a Lender

By:    Gulf Stream Asset Management LLC As a Collateral Manager
By:        /s/ Joe Moroney
    Name:    Joe Moroney
    Title:    Vice President
Gulf Stream – Sextant CLO 2007-1, Ltd., as a Lender

By:     Gulf Stream Asset Management LLC as Collateral Manager
By:        /s/ Joe Moroney
    Name:    Joe Moroney
    Title:    Vice President
Gulf Stream – Sextant CLO 2006-1, Ltd., as a Lender

By:     Gulf Stream Asset Management LLC as Collateral Manager
By:        /s/ Joe Moroney
    Name:    Joe Moroney
    Title:    Vice President
Gulf Stream – Compass CLO 2005-I, Ltd., as a Lender

By:     Gulf Stream Asset Management LLC as Collateral Manager
By:        /s/ Joe Moroney
    Name:    Joe Moroney
    Title:    Vice President

[Signature Page to Amendment No. 2 to Third Amended and Restated Credit and Guaranty Agreement]

Gulf Stream – Compass CLO 2005-II, Ltd., as a Lender

By:     Gulf Stream Asset Management LLC as Collateral Manager
By:        /s/ Joe Moroney
    Name:    Joe Moroney
    Title:    Vice President
Hewett's Island CLO I-R, Ltd., as a Lender

By:     Acis Capital Management, LP, its Collateral Manager
By:     Acis Capital Management, GP, its general partner
By:        /s/ Carter Chism
    Name:    Carter Chism
    Title:    Authorized Signatory
Greenbriar CLO, LTD., as a Lender

By:     Highland Capital Management, L.P., As Collateral Manager
By:        /s/ Carter Chism
    Name:    Carter Chism
    Title:    Authorized Signatory
Grayson CLO, LTD., as a Lender

By:     Highland Capital Management, L.P., As Collateral Manager
By:        /s/ Carter Chism
    Name:    Carter Chism
    Title:    Authorized Signatory
Eastland CLO, LTD., as a Lender

By:     Highland Capital Management, L.P., As Collateral Manager
By:        /s/ Carter Chism
    Name:    Carter Chism
    Title:    Authorized Signatory

[Signature Page to Amendment No. 2 to Third Amended and Restated Credit and Guaranty Agreement]

Stratford CLO, LTD., as a Lender

By:     Highland Capital Management, L.P., As Collateral Manager
By:        /s/ Carter Chism
    Name:    Carter Chism
    Title:    Authorized Signatory
Rockwall CLO II Ltd., as a Lender

By:     Highland Capital Management, L.P., As Collateral Manager
By:        /s/ Carter Chism
    Name:    Carter Chism
    Title:    Authorized Signatory
Westchester CLO, LTD., as a Lender

By:     Highland Capital Management, L.P., As Collateral Manager
By:        /s/ Carter Chism
    Name:    Carter Chism
    Title:    Authorized Signatory

[Signature Page to Amendment No. 2 to Third Amended and Restated Credit and Guaranty Agreement]

Phoenix CLO II, LTD.
By:     ING Alternative Asset Management LLC, as its investment manager
ING Investment Management CLO IV, LTD.
By:     ING Alternative Asset Management LLC, as its investment manager
ING Investment Management CLO V, LTD
By:     ING Alternative Asset Management LLC, as its investment manager
ING IM CLO 2011-1, Ltd.
By:     ING Alternative Asset Management LLC, as its portfolio manager
ISL Loan Trust
By:     ING Investment Management Co. LLC, as its investment advisor
ING (L) Flex – Senior Loans
By:     ING Investment Management Co. LLC, as its investment manager
IBM Personal Pension Plan Trust
By:     ING Investment Management Co. LLC, as its investment manager
ING Senior Income Fund
By:     ING Investment Management Co. LLC, as its investment manager
ING IM CLO 2012-1, Ltd.
By:     ING Alternative Asset Management LLC, as its portfolio manager
BayernInvest Alternative Loan-Fonds
By:     ING Investment Management Co. LLC,
as its investment manager
By:        /s/ Jason Almiro
    Name:    Jason Almiro, CPA, CFA
    Title:    Assistant Vice President

[Signature Page to Amendment No. 2 to Third Amended and Restated Credit and Guaranty Agreement]

Medical Liability Mutual Insurance Company, as a Lender
By: Invesco Advisers, Inc.
as Investment Manager
By:        /s/ Thomas Ewald
    Name:    Thomas Ewald
    Title:    Authorized Signatory

AVALON IV CAPITAL LTD, as a Lender
By: Invesco Senior Secured Management, Inc.
As Asset Manager
By:        /s/ Thomas Ewald
    Name:    Thomas Ewald
    Title:    Authorized Signatory

Children's Healthcare of Atlanta, Inc., as a Lender
By: Invesco Senior Secured Management, Inc.
as Investment Manager
By:        /s/ Thomas Ewald
    Name:    Thomas Ewald
    Title:    Authorized Signatory

Arrowood Indemnity Company, as administrator of The
Pension Plan of Arrowood Indemnity Company, as a Lender
By: Invesco Senior Secured Management, Inc.
By:        /s/ Thomas Ewald
    Name:    Thomas Ewald
    Title:    Authorized Signatory

Invesco Zodiac Funds – Invesco US Senior Loan Fund, as a Lender
By: Invesco Management S.A.
As Investment Manager
By:        /s/ Thomas Ewald
    Name:    Thomas Ewald
    Title:    Authorized Signatory

[Signature Page to Amendment No. 2 to Third Amended and Restated Credit and Guaranty Agreement]

QUALCOMM Global Trading Pte. Ltd., as a Lender
By: Invesco Senior Secured Management, Inc.
as Investment Manager
By:        /s/ Thomas Ewald
    Name:    Thomas Ewald
    Title:    Authorized Signatory

MSIM Peconic Bay, Ltd., as a Lender
By:     Invesco Senior Secured Management, Inc.
As Collateral Manager
By:        /s/ Thomas Ewald
    Name:    Thomas Ewald
    Title:    Authorized Signatory

LIMEROCK CLO 1, as a Lender
By: INVESCO Senior Secured Management, Inc.
As Investment Manager
By:        /s/ Thomas Ewald
    Name:    Thomas Ewald
    Title:    Authorized Signatory

NAUTIQUE FUNDING LTD., as a Lender
By: INVESCO Senior Secured Management, Inc.
As Investment Manager
By:        /s/ Thomas Ewald
    Name:    Thomas Ewald
    Title:    Authorized Signatory

Invesco Floating Rate Fund, as a Lender
By: INVESCO Senior Secured Management, Inc.
As Sub-Adviser
By:        /s/ Thomas Ewald
    Name:    Thomas Ewald
    Title:    Authorized Signatory

[Signature Page to Amendment No. 2 to Third Amended and Restated Credit and Guaranty Agreement]

DIVERSIFIED CREDIT PORTFOLIO LTD, as a Lender
By: INVESCO Senior Secured Management, Inc.
as Investment Adviser
By:        /s/ Thomas Ewald
    Name:    Thomas Ewald
    Title:    Authorized Signatory

WASATCH CLO LTD, as a Lender
By: INVESCO Senior Secured Management, Inc.
As Portfolio Manager
By:        /s/ Thomas Ewald
    Name:    Thomas Ewald
    Title:    Authorized Signatory

Confluent 3 Limited, as a Lender
By: Invesco Senior Secured Management, Inc.
As Investment Manager
By:        /s/ Thomas Ewald
    Name:    Thomas Ewald
    Title:    Authorized Signatory

[Signature Page to Amendment No. 2 to Third Amended and Restated Credit and Guaranty Agreement]

JPMORGAN CHASE BANK, N.A., TORONTO BRANCH, as a Lender
By:        /s/ Michael Tam
    Name:    Michael Tam
    Title:    SVP
PRINCIPAL FUNDS, INC.
GLOBAL MULTI STRATEGY FUND,
As Lender

By:	Loomis, Sayles & Company, L.P., Its Sub-Adviser

By:	Loomis, Sayles & Company, Incorporated Its General Partner
By:        /s/ Mary McCarthy
    Name:    Mary McCarthy
    Title:    Vice President
LITMAN GREGORY MASTERS ALTERNATIVE STRATEGIES FUND,
As Lender

By:	Loomis, Sayles & Company, L.P., As Sub-Adviser for Litman Gregory Fund Advisors, LLC
By:        /s/ Mary McCarthy
    Name:    Mary McCarthy
    Title:    Vice President

[Signature Page to Amendment No. 2 to Third Amended and Restated Credit and Guaranty Agreement]

LOOMIS SAYLES
ABSOLUTE STRATEGIES TRUST,
As Lender

By:	Loomis, Sayles Trust Company, LLC, As Trustee of Loomis Sayles Absolute Strategies Trust
By:        /s/ Mary McCarthy
    Name:    Mary McCarthy
    Title:    Vice President
LOOMIS SAYLES
SENIOR LOAN FUND, LLC,
As Lender

By:	Loomis, Sayles & Company, L.P., Its Investment Manager

By:	Loomis, Sayles & Company, Incorporated. Its General Partner
By:        /s/ Mary McCarthy
    Name:    Mary McCarthy
    Title:    Vice President
LOOMIS SAYLES
ABSOLUTE STRATEGIES FUND,
As Lender

By:	Loomis, Sayles Trust Company, L.P., Its Investment Manager

By:	Loomis, Sayles & Company, Incorporated, Its General Partner
By:        /s/ Mary McCarthy
    Name:    Mary McCarthy
    Title:    Vice President

[Signature Page to Amendment No. 2 to Third Amended and Restated Credit and Guaranty Agreement]

LOOMIS SAYLES CLO I, LTD
As Lender

By:	Loomis, Sayles & Company, L.P., Its Collateral Manager

By:	Loomis, Sayles & Company, Incorporated, Its General Partner
By:        /s/ Mary McCarthy
    Name:    Mary McCarthy
    Title:    Vice President
CONFLUENT 4 LIMITED
As Lender

By:	Loomis, Sayles & Company, L.P., As Sub-Manager

By:	Loomis, Sayles & Company, Incorporated, Its General Partner
By:        /s/ Mary McCarthy
    Name:    Mary McCarthy
    Title:    Vice President
NATIXIS LOOMIS SAYLES
SENIOR LOAN FUND
As Lender

By:	Loomis, Sayles & Company, L.P., Its Investment Manager

By:	Loomis, Sayles & Company, Incorporated, Its General Partner
By:        /s/ Mary McCarthy
    Name:    Mary McCarthy
    Title:    Vice President

[Signature Page to Amendment No. 2 to Third Amended and Restated Credit and Guaranty Agreement]

APOSTLE LOOMIS SAYLES
SENIOR LOAN FUND
As Lender

By:	Loomis, Sayles & Company, L.P., Its Investment Manager

By:	Loomis, Sayles & Company, Incorporated, Its General Partner
By:        /s/ Mary McCarthy
    Name:    Mary McCarthy
    Title:    Vice President
APOSTLE LOOMIS SAYLES
CREDIT OPPORTUNITIES FUND
As Lender

By:	Loomis, Sayles & Company, L.P., Its Investment Manager

By:	Loomis, Sayles & Company, Incorporated, Its General Partner
By:        /s/ Mary McCarthy
    Name:    Mary McCarthy
    Title:    Vice President
INDIANA UNIVERSITY
As Lender

By:	Loomis, Sayles & Company, L.P., Its Investment Adviser

By:	Loomis, Sayles & Company, Incorporated, Its General Partner
By:        /s/ Mary McCarthy
    Name:    Mary McCarthy
    Title:    Vice President

[Signature Page to Amendment No. 2 to Third Amended and Restated Credit and Guaranty Agreement]

LATITUDE CLO III, LTD,
as a Lender
By:        /s/ Kirk Wallace
    Name:    Kirk Wallace
    Title:    Senior Vice President
LATITUDE CLO II, LTD,
as a Lender
By:        /s/ Kirk Wallace
    Name:    Kirk Wallace
    Title:    Senior Vice President
JERSEY STREET CLO LTD,
By its Collateral Manager, Massachusetts Financial Services Company, as a Lender
By:        /s/ David J. Coley
    As authorized representative and not individually
MARLBOROUGH STREET CLO LTD,
By its Collateral Manager, Massachusetts Financial Services Company, as a Lender
By:        /s/ David J. Coley
    As authorized representative and not individually
THL Credit Bank Loan Select Master Fund,
a Class of The THL Credit Bank Loan
Select Series Trust I, as a Lender

By:	THL Credit Senior Loan Strategies LLC, as Investment Manager
By:        /s/ Kathleen A. Zarn
    Name:    Kathleen A. Zarn
    Title:    Vice President

[Signature Page to Amendment No. 2 to Third Amended and Restated Credit and Guaranty Agreement]

ILLINOIS STATE BOARD OF INVESTMENT     ,
as a Lender

By:	THL Credit Senior Loan Strategies LLC, as Investment Manager
By:        /s/ Kathleen A. Zarn
    Name:    Kathleen A. Zarn
    Title:    Vice President
Mizuho Corporate Bank, Ltd., as a Lender
By:        /s/ Bertram H. Tang
    Name:    Bertram H. Tang
    Title:    Authorized Signatory
Venture X CLO, Limited, as a Lender
By: its investment advisor, MJX Asset Management LLC
By:        /s/ Kenneth Ostmann
    Name:    Kenneth Ostmann
    Title:    Portfolio Manager
Venture VIII CDO, Limited, as a Lender
By: its investment advisor, MJX Asset Management LLC
By:        /s/ Kenneth Ostmann
    Name:    Kenneth Ostmann
    Title:    Managing Director
Venture IX CDO, Limited, as a Lender
By: its investment advisor, MJX Asset Management LLC
By:        /s/ Kenneth Ostmann
    Name:    Kenneth Ostmann
    Title:    Managing Director

[Signature Page to Amendment No. 2 to Third Amended and Restated Credit and Guaranty Agreement]

Venture VI CDO, Limited, as a Lender
By: its investment advisor, MJX Asset Management LLC
By:        /s/ Kenneth Ostmann
    Name:    Kenneth Ostmann
    Title:    Managing Director
Venture VII CDO, Limited, as a Lender
By: its investment advisor, MJX Asset Management LLC
By:        /s/ Kenneth Ostmann
    Name:    Kenneth Ostmann
    Title:    Managing Director
Morgan Stanley Bank, N.A., as a Lender
By: its investment advisor, MJX Asset Management LLC
By:        /s/ Alain Pelanne
    Name:    Alain Pelanne
    Title:    Authorized Signatory

[Signature Page to Amendment No. 2 to Third Amended and Restated Credit and Guaranty Agreement]

Invesco Van Kampen Senior Income Trust, as a Lender
By: Invesco Senior Secured Management, Inc.
as Sub-Adviser
By:        /s/ Thomas Ewald
    Name:    Thomas Ewald
    Title:    Authorized Signatory

Invesco Van Kampen Senior Loan Fund, as a Lender
By: Invesco Senior Secured Management, Inc.
as Sub-Adviser
By:        /s/ Thomas Ewald
    Name:    Thomas Ewald
    Title:    Authorized Signatory

[Signature Page to Amendment No. 2 to Third Amended and Restated Credit and Guaranty Agreement]

Virtus Low Duration Income Fund, as a Lender
By:        /s/ Kyle Jennings
    Name:    Kyle Jennings
    Title:    Managing Director
Virtus Multi-Sector Short Term Bond Fund, as a Lender
By:        /s/ Kyle Jennings
    Name:    Kyle Jennings
    Title:    Managing Director
Virtus Senior Floating Rate Fund, as a Lender
By:        /s/ Kyle Jennings
    Name:    Kyle Jennings
    Title:    Managing Director

[Signature Page to Amendment No. 2 to Third Amended and Restated Credit and Guaranty Agreement]

OCTAGON INVESTMENT PARTNERS IX, LTD
By:     Octagon Credit Investors, LLC
as Manager
OCTAGON INVESTMENT PARTNERS XI, LTD
By:     Octagon Credit Investors, LLC
as Collateral Manager
HAMLET II, LTD.
By:     Octagon Credit Investors, LLC
as Portfolio Manager
US Bank N.A., solely as trustee of the Doll Trust
(for Qualified Institutional Investors only), (and not in its individual capacity)
By:    Octagon Credit Investors, LLC
as Portfolio Manager
Octagon Delaware Trust 2011
By:    Octagon Credit Investors, LLC
as Portfolio Manager
Octagon Emigrant Senior Secured Loan Trust
By:    Octagon Credit Investors, LLC
as Portfolio Manager
Octagon Senior Secured Credit Master Fund Ltd.
By:    Octagon Credit Investors, LLC
as Investment Manager
Octagon Investment Partners XII, Ltd.
By:    Octagon Credit Investors, LLC
as Collateral Manager
By:        /s/ Michael B. Nechamkin
    Name:    Michael B. Nechamkin
    Title:    Senior Portfolio Manager

[Signature Page to Amendment No. 2 to Third Amended and Restated Credit and Guaranty Agreement]

Fairway Loan Funding Company
By:    Pacific Investment Management Company LLC,
as its Investment Advisor
By:        /s/ Arthur Y. D. Ong
        Arthur Y. D. Ong
        Executive Vice President
Portola CLO, Ltd.
By:    Pacific Investment Management Company LLC,
as its Investment Advisor
By:        /s/ Arthur Y. D. Ong
        Arthur Y. D. Ong
        Executive Vice President
PIMCO Funds Global Investors Series plc:
Credit Absolute Return Fund
By:        /s/ Emanuele Ravano
    Name:    Emanuele Ravano, Director of PIMCO
Europe Limited, Managing Director
    Title:    Attorney-In-Fact
PIMCO Funds Global Investors Series plc:
Diversified Income Fund
By:    Pacific Investment Management Company LLC,
as its Investment Advisor
By:        /s/ Arthur Y. D. Ong
        Arthur Y. D. Ong
        Executive Vice President

[Signature Page to Amendment No. 2 to Third Amended and Restated Credit and Guaranty Agreement]

Mayport CLO Ltd.
By:    Pacific Investment Management Company LLC,
as its Investment Advisor
By:        /s/ Arthur Y. D. Ong
        Arthur Y. D. Ong
        Executive Vice President
Seattle Times Multiple Pension Plan Trust.
By:    Pacific Investment Management Company LLC,
as its Investment Advisor
By:        /s/ Arthur Y. D. Ong
        Arthur Y. D. Ong
        Executive Vice President
The Black & Decker Defined
Benefit Plan Master Trust
By:    Pacific Investment Management Company LLC,
as its Investment Advisor
By:        /s/ Arthur Y. D. Ong
        Arthur Y. D. Ong
        Executive Vice President
PIMCO Monthly Income Fund (Canada)
By:    Pacific Investment Management Company LLC,
as its Investment Advisor
By:        /s/ Arthur Y. D. Ong
        Arthur Y. D. Ong
        Executive Vice President
Inteligo Bank Ltd.
By:    Pacific Investment Management Company LLC,
as its Investment Advisor
By:        /s/ Arthur Y. D. Ong
        Arthur Y. D. Ong
        Executive Vice President

[Signature Page to Amendment No. 2 to Third Amended and Restated Credit and Guaranty Agreement]

PIMCO Funds: PIMCO Credit Absolute Return Fund
By:    Pacific Investment Management Company LLC,
as its Investment Advisor
By:        /s/ Arthur Y. D. Ong
        Arthur Y. D. Ong
        Executive Vice President
Centerpoint Energy, Inc. Master Retirement Trust
By:    Pacific Investment Management Company LLC,
as its Investment Advisor
By:        /s/ Arthur Y. D. Ong
        Arthur Y. D. Ong
        Executive Vice President
PIMCO Funds Global Investors Series plc:
Diversified Income Duration Hedged Fund
By:    Pacific Investment Management Company LLC.
as its Investment Advisor
By:        /s/ Arthur Y. D. Ong
        Arthur Y. D. Ong
        Executive Vice President
Sandia Corporation Pension Plans Trust.
By:    Pacific Investment Management Company LLC,
as its Investment Advisor
By:        /s/ Arthur Y. D. Ong
        Arthur Y. D. Ong
        Executive Vice President
PIMCO Funds: Pimco Investment Grade
Corporate Bond Fund
By:    Pacific Investment Management Company LLC,
as its Investment Advisor
By:        /s/ Arthur Y. D. Ong
        Arthur Y. D. Ong
        Executive Vice President

[Signature Page to Amendment No. 2 to Third Amended and Restated Credit and Guaranty Agreement]

PIMCO Funds: PIMCO Senior Floating Rate Fund
By:    Pacific Investment Management Company LLC,
as its Investment Advisor
By:        /s/ Arthur Y. D. Ong
        Arthur Y. D. Ong
        Executive Vice President
PIMCO Funds Global Investors Series plc:
Global Investment Grade Credit Fund
By:    Pacific Investment Management Company LLC,
as its Investment Advisor
By:        /s/ Arthur Y. D. Ong
        Arthur Y. D. Ong
        Executive Vice President
TRW Automotive Defined Benefit Master Trust
By:    Pacific Investment Management Company LLC,
as its Investment Advisor
By:        /s/ Arthur Y. D. Ong
        Arthur Y. D. Ong
        Executive Vice President
PIMCO Funds: PIMCO Private Account Portfolio Series Investment Grade Corporate Portfolio
By:    Pacific Investment Management Company LLC,
as its Investment Advisor
By:        /s/ Arthur Y. D. Ong
        Arthur Y. D. Ong
        Executive Vice President
Metropolitan Employee Benefit System
By:    Pacific Investment Management Company LLC,
as its Investment Advisor
By:        /s/ Arthur Y. D. Ong
        Arthur Y. D. Ong
        Executive Vice President

[Signature Page to Amendment No. 2 to Third Amended and Restated Credit and Guaranty Agreement]

PIMCO Funds: Private Account Portfolio Series
Senior Floating Rate Portfolio
By:    Pacific Investment Management Company LLC,
as its Investment Advisor
By:        /s/ Arthur Y. D. Ong
        Arthur Y. D. Ong
        Executive Vice President
PIMCO Funds: PIMCO Income Fund
By:    Pacific Investment Management Company LLC,
as its Investment Advisor
By:        /s/ Arthur Y. D. Ong
        Arthur Y. D. Ong
        Executive Vice President
PIMCO Funds: PIMCO High Yield Fund.
By:    Pacific Investment Management Company LLC,
as its Investment Advisor
By:        /s/ Arthur Y. D. Ong
        Arthur Y. D. Ong
        Executive Vice President
Virginia Retirement System
By:    Pacific Investment Management Company LLC,
as its Investment Advisor
By:        /s/ Arthur Y. D. Ong
        Arthur Y. D. Ong
        Executive Vice President
PIMCO Cayman Bank Loan Fund.
By:    Pacific Investment Management Company LLC,
as its Investment Advisor
By:        /s/ Arthur Y. D. Ong
        Arthur Y. D. Ong
        Executive Vice President

[Signature Page to Amendment No. 2 to Third Amended and Restated Credit and Guaranty Agreement]

VALIDUS REINSURANCE LTD, as a Lender
By: PineBridge Investment LLC Its Investment Manager
By:        /s/ Steven Oh
    Name:    Steven Oh
    Title:    Managing Director
Galaxy X CLO, LTD, as a Lender
By: PineBridge Investment LLC Its Collateral Manager
By:        /s/ Steven Oh
    Name:    Steven Oh
    Title:    Managing Director
Galaxy XII CLO, LTD., as a Lender
By: PineBridge Investment LLC Its Collateral Manager
By:        /s/ Steven Oh
    Name:    Steven Oh
    Title:    Managing Director
Galaxy XI CLO, LTD., as a Lender
By: PineBridge Investment LLC As Collateral Manager
By:        /s/ Steven Oh
    Name:    Steven Oh
    Title:    Managing Director

[Signature Page to Amendment No. 2 to Third Amended and Restated Credit and Guaranty Agreement]

Saturn CLO, LTD., as a Lender
By: PineBridge Investment LLC Its Collateral Manager
By:        /s/ Steven Oh
    Name:    Steven Oh
    Title:    Managing Director
PineBridge Bank Loan Fund, Ltd, as a Lender
By: PineBridge Investment LLC Its Investment Manager
By:        /s/ Steven Oh
    Name:    Steven Oh
    Title:    Managing Director
Cole Brook CBNA Loan Funding LLC, as a Lender
By:        /s/ Adam Kaiser
    Name:    Adam Kaiser
    Title:    ATTORNEY-IN-FACT

[Signature Page to Amendment No. 2 to Third Amended and Restated Credit and Guaranty Agreement]

PUTNAM FUNDS TRUST,
on behalf of its series, PUTNAM ABSOLUTE RETURN 500 FUND
by Putnam Investment Management, LLC

By:        /s/ Susanne Deshaics
Name:        Susanne Deshaics
Title:        VP

PUTNAM ABSOLUTE RETURN 300 FUND
by Putnam Investment Management, LLC

By:        /s/ Kevin Parnell
Name:        Kevin Parnell
Title:        Manager
PUTNAM FLOATING RATE INCOME FUND
By:        /s/ Beth Mazor
    Name:    Beth Mazor
    Title:    V.P.
Raymond James Bank N.A., as a Lender
By:        /s/ Cormac Mac Lochlainn
    Name:    Cormac Mac Lochlainn
    Title:    Vice President
By:        /s/ Daniel Slimunac
    Name:    Daniel Slimunac
    Title:    Managing Director
ROYAL BANK OF CANADA, as a Lender
By:        /s/ Dean Sas
    Name:    Dean Sas
    Title:    Authorized Signatory

[Signature Page to Amendment No. 2 to Third Amended and Restated Credit and Guaranty Agreement]

Race Point VI CLO, LTD, as a Lender
By: Sankaty Advisors LLC, as Asset Manager
By:        /s/ Andrew Viens
    Name:    Andrew Viens
    Title:    Sr. Vice President of Operations
Sankaty High Income
Partnership, L.P., as a Lender
By: Sankaty Advisors LLC, as Investment Advisor
By:        /s/ Andrew Viens
    Name:    Andrew S. Viens
    Title:    Sr. Vice President of Operations
Quantas Superannuation Plan, as a Lender
By: Sankaty Advisors, LLC, as Investment Advisor
By:        /s/ Andrew Viens
    Name:    Andrew S. Viens
    Title:    Sr. Vice President of Operations
WellPoint, Inc., as a Lender
By: Sankaty Advisors LLC, as Investment Manager
By:        /s/ Andrew Viens
    Name:    Andrew Viens
    Title:    Sr. Vice President of Operations
Sankaty Senior Loan Fund, L.P., as a Lender
By:        /s/ Andrew Viens
    Name:    Andrew S. Viens
    Title:    Sr. Vice President of Operations

[Signature Page to Amendment No. 2 to Third Amended and Restated Credit and Guaranty Agreement]

Race Point IV CLO, Ltd. , as a Lender
By: Sankaty Advisors LLC, as Collateral Manager
By:        /s/ Andrew Viens
    Name:    Andrew S. Viens
    Title:    Sr. Vice President of Operations
Nash Point CLO, as a Lender
By: Sankaty Advisors LLC, as Collateral Manager
By:        /s/ Andrew Viens
    Name:    Andrew S.Viens
    Title:    Sr. Vice President of Operations

[Signature Page to Amendment No. 2 to Third Amended and Restated Credit and Guaranty Agreement]

Baker Street CLO II Ltd.
By: Seix Investment Advisors LLC, as Collateral Manager

Baptist Health South Florida, Inc.
By: Seix Investment Advisors LLC, as Advisor

Blue Cross of Idaho Health Service, Inc.
By: Seix Investment Advisors LLC, as Collateral Manager

Mountain View Funding CLO 2006-I, Ltd.
By: Seix Investment Advisors LLC, as Collateral Manager

Mountain View CLO II Ltd.
By: Seix Investment Advisors LLC, as Collateral Manager

Mountain View CLO III Ltd.
By: Seix Investment Advisors LLC, as Collateral Manager

RidgeWorth Funds – Seix Floating Rate High Income Fund
By: Seix Investment Advisors LLC, as Subadviser

RidgeWorth Funds – Total Return Bond Fund
By: Seix Investment Advisors LLC, as Subadviser

Rochdale Fixed Income Opportunities Portfolio
By: Seix Investment Advisors LLC, as Subadviser

as Lenders

By:        /s/ George Goudelias
Name:        George Goudelias
Title:        Managing Director

[Signature Page to Amendment No. 2 to Third Amended and Restated Credit and Guaranty Agreement]

Libra Global Limited, as a Lender
By:        /s/ Adam Shapiro
    Name:    Adam Shapiro
    Title:    General Counsel
Stone Harbor Global Funds PLC – Stone Harbor Leveraged Loan Portfolio, as a Lender
By:        /s/ Adam Shapiro
    Name:    Adam Shapiro
    Title:    General Counsel
JHF II-Multi Sector Bond Fund, as a Lender
By:        /s/ Adam Shapiro
    Name:    Adam Shapiro
    Title:    General Counsel
San Joaquin County Employees' Retirement Association, as a Lender
By:        /s/ Adam Shapiro
    Name:    Adam Shapiro
    Title:    General Counsel
APOLLO CREDIT FUNDING I LTD. as a Lender

By:	Stone Tower Fund Management, LLC, as its collateral manager
By:        /s/ Joe Moroney
    Name:    Joe Moroney
    Title:    Authorized Signatory

[Signature Page to Amendment No. 2 to Third Amended and Restated Credit and Guaranty Agreement]

STONE TOWER CLO VI LTD., as a Lender

By:	Stone Tower Debt Advisors LLC, as its Collateral Manager
By:        /s/ Joe Moroney
    Name:    Joe Moroney
    Title:    Authorized Signatory
Rampart CLO 2007 Ltd. as a Lender

By:	Stone Tower Debt Advisors LLC as its Collateral Manager
By:        /s/ Joe Moroney
    Name:    Joe Moroney
    Title:    Authorized Signatory
STONE TOWER CLO VI LTD. as a Lender

By:	Stone Tower Debt Advisors LLC, as its Collateral Manager
By:        /s/ Joe Moroney
    Name:    Joe Moroney
    Title:    Authorized Signatory
CORNERSTONE CLO LTD. as a Lender

By:	Stone Tower Debt Advisors LLC, as its Collateral Manager
By:        /s/ Joe Moroney
    Name:    Joe Moroney
    Title:    Authorized Signatory

[Signature Page to Amendment No. 2 to Third Amended and Restated Credit and Guaranty Agreement]

STONE TOWER CLO V LTD. as a Lender

By:	Stone Tower Debt Advisors LLC, as its Collateral Manager
By:        /s/ Joe Moroney
    Name:    Joe Moroney
    Title:    Authorized Signatory
Falcon Senior Loan Fund Ltd. , as a Lender

By:	Stone Tower Fund Management LLC, As Its Investment Manager
By:        /s/ Joe Moroney
    Name:    Joe Moroney
    Title:    Authorized Signatory
SUNTRUST BANK, as a Lender
By:        /s/ Dana Dhaliwal
    Name:    Dana Dhaliwal
    Title:    Director
TETON FUNDING, LLC, as a Lender

By:	SunTrust Bank, its Manager
By:        /s/ Douglas Weltz
    Name:    Douglas Weltz
    Title:    Director
MCDONNELL LOAN OPPORTUNITY LTD.    ,
as a Lender

By:	THL Credit Senior Loan Strategies LLC, as Investment Manager
By:        /s/ Kathleen A. Zarn
    Name:    Kathleen A. Zarn
    Title:    Vice President

[Signature Page to Amendment No. 2 to Third Amended and Restated Credit and Guaranty Agreement]

Invesco Van Kampen Dynamic Credit Opportunities Fund, as a Lender
By: Invesco Senior Secured Management, Inc. as Sub-Adviser
By:        /s/ Thomas Ewald
    Name:    Thomas Ewald
    Title:    Authorized Signatory
Each of the persons listed on Annex A, Severally but not jointly, as a Lender

By:	Wellington Management Company, LLP, as its Investment Adviser
By:        /s/ Steven M. Hoffman
    Name:    Steven M. Hoffman
    Title:    Vice President and Counsel

[Signature Page to Amendment No. 2 to Third Amended and Restated Credit and Guaranty Agreement]

ANNEX A
Global Indemnity (Cayman) Limited
Safety Insurance Company
Stellar Performer Global Series W – Global Credit
SunAmerica Senior Floating Rate Fund, Inc.
The Hartford Floating Rate Fund
The Hartford Inflation Plus Fund
The Hartford Short Duration Fund
The Hartford Strategic Income Fund
The Hartford Unconstrained Bond Fund
UMC Benefit Board, Inc.
Wellington Trust Company, National Association Multiple Common Trust Funds Trust -Opportunistic Fixed Income Allocation Portfolio

[Signature Page to Amendment No. 2 to Third Amended and Restated Credit and Guaranty Agreement]